Exhibit 10.38

EXECUTION VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

UNIT ISSUANCE AGREEMENT

THIS UNIT ISSUANCE AGREEMENT, dated as of June 22, 2021 (this “Agreement”), is made by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Company”) and the lenders listed on Exhibit A attached to this Agreement (each a “Lender” and together the “Lenders”).

RECITALS

WHEREAS, the Company and the Lenders are party to Amendment No. 4 to Financing Agreement, dated on or about the date hereof (the “Amendment”).

WHEREAS, each of the Lenders is currently a member of the Company.

WHEREAS, in connection with the Amendment and in consideration thereof, the Company, subject to certain conditions precedent set forth herein, wishes to issue to the Lenders up to 3,600,000 Class G Units of the Company (the “Class G Units”).

WHEREAS, subject to the conditions precedent set forth herein, the Company wishes to issue to each Lender such Lender’s pro rata portion of Class G Units as set forth opposite each Lender’s name on Exhibit A, on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.Issuance of Units.

(a)LOI Units. For each LOI Trigger Date, in the event that the Company has not entered into an LOI with respect to a Transaction on or prior to such LOI Trigger Date, then, on the next day following such LOI Trigger Date (each an “LOI Unit Issuance Date”), the Company shall issue to each Lender the number of LOI Units set forth opposite its name on Exhibit A.

(b)Transaction Units. For each Transaction Trigger Date, in the event that the Company has not consummated a Transaction on or prior to such Transaction Trigger Date, then, on the next day following such Transaction Trigger Date (each a “Transaction Unit Issuance Date”), the Company shall issue to each Lender the number of Transaction Units set forth opposite its name on Exhibit A.

(c)Maximum Units. Notwithstanding anything to the contrary contained herein, in the event that on any LOI Unit Issuance Date or Transaction Unit Issuance Date (each an “Issuance Date”) the Company would otherwise be obligated under this Section 1 to issue a number of Class G Units such that the aggregate number of Class G Units issued pursuant to this Agreement would exceed 3,600,000, then, the number of Class G Units issuable under this Section 1 as of such Unit Issuance Date will be reduced such that, following such issuance, the aggregate number of Class G Units issued pursuant to this Agreement will equal 3,600,000, each Lender will be issued its pro rata share of such Class G Units, rounded to the nearest whole share, in accordance with the pro rata percentages set forth on Exhibit A, and no further Class G Units shall be issuable under this Agreement thereafter. For the avoidance of doubt, the maximum number of Class G Units issued by the Company hereunder shall not exceed 3,600,000 Class G Units.

(d)The Company shall not amend the Amended and Restated Operating Agreement of the Company, dated May 1, 2020 (the “Operating Agreement”), to require any approvals in addition to those currently contemplated by the Operating Agreement with respect to the issuance of the Class G Units hereunder.

(e)Certain Definitions. For purposes of this Section 1, the following terms shall have the following meanings:

(i)“Company Sale” means any sale (whether in one or multiple transactions) of all or a majority of the assets or equity of the Company, any sale, merger, spinoff, split-off or other business/strategic combination involving the Company, or any other form of transaction or disposition, which results in the effective sale, transfer or other disposition of ownership or control over the operations of the Company.

(ii)“Equity Investment” means any transaction or series of related transactions involving the sale of membership interests or other equity interests in the Company.

(iii)“LOI” means a letter of intent, memorandum of understanding or other similar agreement, whether or not binding.

(iv)“LOI Trigger Date” means each of August 31, 2021; September 30, 2021; October 31, 2021 and November 30, 2021.

(v)“LOI Units” means, with respect to each Lender, the number of Class G Units set forth opposite such Lender’s name in the “LOI Units” column on Exhibit A.

(vi)“SPAC” means mean a special purpose acquisition entity which (i) has been formed with the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities, (ii) is listed on a national securities exchange, and (iii) does not, prior to any such merger or other business combination, conduct any material business.

(vii)“SPAC Transaction” means any transaction or series of related transactions whereby, directly or indirectly, control of the Company, or any significant interest in the Company or its businesses or assets is transferred for consideration, including, without limitation, a sale, acquisition or exchange of equity (including shares issuable upon conversion of any securities convertible into equity) or assets, or a merger, consolidation or reorganization or other extraordinary corporate transaction or business combination involving the Company and a SPAC, and following which the Company or any business or entity comprising the Company is listed on a national securities exchange.

(viii)“Transaction” means (i) an Equity Investment with gross proceeds to the Company [***], (ii) a Company Sale, or (iii) a SPAC Transaction.

(ix)“Transaction Trigger Date” means each of December 31, 2021; January 31, 2022; February 28, 2022; March 31, 2022; April 30, 2022 and May 31, 2022.

(x)“Transaction Units” means, with respect to each Lender, the number of Class G Units set forth opposite such Lender’s name in the “Transaction Units” column on Exhibit A.

2.Representations and Warranties of the Lender. As of each issuance of Class G Units hereunder, each Lender hereby represents and warrants to the Company as follows:

(a)This Agreement constitutes a valid and legally binding obligation of the Lender enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

(b)The Lender’s principal place of business is identified in the address of Lender set forth on Exhibit A.

(c)The Lender is purchasing the Class G Units for the Lender’s own account for investment only, and not with the view to the resale or distribution thereof.

(d)The Lender has had an opportunity to have the Lender’s questions with respect to the Company and the business plan of the Company answered by the appropriate officers of the Company, desires no further or additional information concerning the Company or its operation and deems such information received and reviewed adequate to evaluate the merits and risks of Lender’s investment in the Company.

(e)The Lender has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Class G Units and to make an informed investment decision with respect to such purchase.

(f)The Lender can afford a complete loss of the value of the Class G Units and is able to bear the economic risk of holding the Class G Units for an indefinite period.

(g)The Lender understands that the Class G Units have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable state securities laws, nor can they be sold, transferred, or otherwise disposed of unless they are subsequently registered under the Securities Act or state securities law or an exemption from registration is then available. The Lender acknowledges that the Company has made no undertaking either to register the Class G Units or to make available any exemption from registration or to supply any information to facilitate the sale of the Class G Units. The Lender further understands and agrees that the Company will not honor any attempt by the Lender to sell, pledge, transfer or otherwise dispose of the Class G Units in the absence of an effective registration statement under the Securities Act or an opinion of counsel satisfactory in form and substance to the Company that an exemption is available therefrom.

(h)The Lender qualifies as an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act).

(i)The Lender understands that a legend, concerning the securities law restrictions on transfer of the Class G Units, will be placed on a certificate, if any, representing the Class G Units.

(j)Upon issuance, the Class G Units will be registered only in the name of the Lender.

(k)The Lender has not and will not rely upon the Company or the Company’s legal advisors for advice with respect to any tax consequences related to the ownership, purchase or disposition of the Class G Units and assumes full responsibility for all such consequences as to the preparation and filing of all tax returns and elections which may and must be filed in connection with the Class G Units.

(l)Neither the Lender nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act and disclosed in writing in reasonable detail to the Company.

3.Representations and Warranties of the Company. As of each issuance of Class G Units hereunder, the Company hereby represents and warrants to each Lender:

(a)The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite company power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted.

(b)All limited liability company actions on the part of the Company and its officers, managers and members necessary for the authorization, execution and delivery of this Agreement and the authorization, issuance, sale and delivery of the Class G Units hereunder has been taken. This Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class of membership interest of the Company are as set forth in the Operating Agreement and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are consistent with the provisions of the Delaware Liability Company Act.

(c)Assuming the accuracy of the representations and warranties of the Lenders set forth herein, the offer, issuance and sale of the Class G Units is and will be exempt from the registration and prospectus delivery requirements of the Securities Act and the Class G Units have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party.

5.Entire Agreement. This Agreement and the Amendment constitute the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

6.Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors (including heirs) and assigns.

7.Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any such dispute or controversy), without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

8.Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

9.Counterparts. This Agreement may be executed in counterparts (including facsimile and electronic transmission counterparts), all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

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IN WITNESS WHEREOF, the parties have caused this Unit Issuance Agreement to be executed as of the date first written above.

COMPANY:

MONDEE HOLDINGS, LLC
By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Unit Issuance Agreement]

LENDERS:

WEST VIRGINIA DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW SKYLINE LENDING LP

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

NJ/TCW DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Unit Issuance Agreement]

TCW DIRECT LENDING VII LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

SAFETY NATIONAL CASUALTY CORP

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Unit Issuance Agreement]

NORTH HAVEN CREDIT PARTNERS III L.P.

By: MS Credit Partners III GP L.P., its general partner

By: MS Credit Partners III GP Inc., its general partner

By:	/s/ William Gassman
	Name:	William Gassman
	Title:	Executive Director

[Unit Issuance Agreement]

EXHIBIT A
Schedule of Lenders

Name and Address	LOI Units	Transaction Units	Pro Rata
West Virginia Direct Lending LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email:[***]	[***]	[***]	[***]
TCW Skyline Lending LP c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
NJ/TCW Direct Lending LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
TCW Brazos Fund LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
TCW Direct Lending VII LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
TCW Direct Lending Structured Solutions 2019 LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]

Name and Address	LOI Units	Transaction Units	Pro Rata
US Specialty Insurance Company c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
Safety National Casualty Corp c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
Reliance Standard Life Insurance Company c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
North Haven Credit Partners III L.P. 1585 Broadway, 39th Floor New York, NY 10036 Attn: Debra Abramovitz and William Gassman Debra Abramovitz: [***] William Gassman: [***]	[***]	[***]	[***]
TOTAL:	[***]	[***]	[***]